Microsoft Word 11.0.5604;UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2006





                                NITAR TECH CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




DELAWARE                                                               N/A
--------                            ----------                         ---
(State or other jurisdiction        (Commission             (I.R.S. employer
      of incorporation)             File Number)          identification number)


            3950 Worthview Place, Mississauga, Ontario Canada L5N 6S9
               (Address of principal executive offices) (Zip code)



                                 (905) 824-8709
               Registrant's telephone number, including area code



                                      NONE

                  (Former Address If Changed since Last Report)

ITEM 8.01                  OTHER EVENTS

Effective March 6, 2006, Registrant announced that it terminated the Letter of Intent dated December 22, 2004 to acquire Connect Education Systems, Inc. Pursuant to the applicable provisions of the said LOI, all content of the Education On Time educational software had to be translated from Portuguese to English before the closing of the LOI. NITAR came to the conclusion that the translation cannot be accomplished at the time that would satisfy the LOI. NITAR did not incur any cost related to the termination of the LOI.







                                            SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Nitar Tech Corp.
                                                     (Registrant)


Dated: March 6, 2006                                 BY: /S/ LUIZ O. BRASIL
                                                     ----------------------
                                                     Luiz O. Brasil, President